Interest bearing loans and borrowings	12 Months Ended
Dec. 31, 2017
Interest bearing loans and borrowings
Interest bearing loans and borrowings

13.    Interest bearing loans and borrowings

	Dec 31, 2017	Dec 31, 2016
Non-current liabilities	US $	US $
Term Loan	15,000,000	—
Deferred financing costs	(942,853)	—

Net non-current liabilities	14,057,147	—

On November 15, 2017, the Group entered into a credit agreement (the “Hercules Loan Agreement”) for up to $20 million in debt financing with Hercules Capital, Inc. (“Hercules”). Pursuant to the credit agreement, Hercules agreed to loan the Group $20.0 million in two tranches. The first tranche of $15.0 million was drawn down at closing, with the remaining $5.0 million available upon the achievement of certain milestones anticipated in 2018, or at Hercules’s discretion.

These milestones include (i) (x) the FDA has accepted Borrower’s new drug application for marketing approval with respect to Borrower’s “Iclaprim” product for the treatment of patients with acute bacterial skin and skin structure infection (“ABSSSI”) and (y) Borrower has enrolled its first patient in its Phase 3 clinical study of Borrower’s “Iclaprim” product for the treatment of hospital-acquired bacterial pneumonia (“HABP”), (ii) Borrower has obtained market approval from the FDA with respect to Borrower’s “Iclaprim” product for the treatment of patients with ABSSSI, or (iii) at the discretion of Hercules.

The terms include an initial interest-only period of 15 months, extendable to 21 months on the achievement of certain milestones; a 30-month capital and interest repayment period thereafter; an interest rate of 10% tied to the US prime rate and customary security over all assets of the Group, except for intellectual property where there is a negative pledge. In addition, there is a payment of $0.4 million due at the end of the term of the loan. Under the credit agreement, the Group issued Hercules a warrant to purchase up to 73,452 of its ADS (each representing 20 ordinary shares) at an exercise price of $9.53 per ADS, representing 3.5% warrant coverage of the total loan facility. Hercules also has the right, in its discretion, to participate in any subsequent financing, such as an equity offering, in an amount up to $1 million. In connection with the Hercules Loan Agreement closing, the Group incurred $0.5 million in fees and issued warrants with a fair value of approximately $0.4 million. Both items are classified as a direct reduction from the Hercules Loan Agreement balance and will be amortized over the life of the Loan using the effective interest rate method. The Group is also subject to an end of term charge equal to 2.15% of the total loan capacity.  The end of term charge is payable upon loan maturity or the date that the Group prepays the outstanding loan balance. For the year ended December 31, 2017, the Group recognized total interest expense of $275,449, comprised of interest expense of $200,000, accretion expense related to the end of term payment of $22,758 and amortization expense related to the deferred financing costs of $52,691. Under the Hercules Loan Agreement, the Group was required to provide Hercules Capital, Inc. certain informational reports by December 30, 2017.  The Group did not provide such information in a timely manner. The Group believes and represents that it has provided all required informational reports and is in compliance with covenant requirements as of December 31, 2017 and as of the date that these financial statements are issued, as we believe that the untimely provision of information did not result in an Event of Default under the terms of the loan agreement.